LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
HISTORICAL AND PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
UNAUDITED
(IN MILLIONS)

                                                                                     Year Ended December 31,1993
                                                                  ----------------------------------------------------------
                                                                                                 Pro Forma Adjustments
                                                                                         -----------------------------------
 Revenues
                                                                        Historical              SLBD                 SLHMC
                                                                        ----------              ----                 -----
   Market making and principal transactions                                 $1,967           $(323)(a)
   Commissions                                                               1,316            (828)(a)
   Investment banking                                                          972            (170)(a)
   Interest and dividends                                                    5,840            (148)(a)              $ (13)(b)
   Other                                                                       491            (356)(a)                (56)(b)
                                                                           -------           ------                 ------
      Total Revenues                                                        10,586          (1,825)                   (69)
   Interest Expense                                                          5,368            (116)(a),(d)             (7)(b)
                                                                            ------          -------                -------
      Net Revenues                                                           5,218          (1,709)                   (62)
                                                                            ------          -------                -------
 Non-interest Expenses
   Compensation and benefits                                                 2,989          (1,147)(a)                (17)(b)
   Communications                                                              318            (126)(a)                 (4)(b)
   Occupancy and equipment                                                     254            (104)(a)                 (3)(b)
   Professional services                                                       203             (40)(a)                 (2)(b)
   Advertising and market development                                          161             (33)(a)                 (1)(b)
   Depreciation and amortization                                               157             (44)(a)
   Brokerage, commissions and clearance fees                                   140              32 (a)
   Other                                                                       282            (110)(a)                (35)(b)
   Loss on sale of SLBD                                                        535            (535)(a)
   Reserves for non-core businesses                                            152                                   (120)(c)
                                                                            ------         --------                -------
      Total non-interest Expenses                                            5,191          (2,107)                  (182)
                                                                            ------         --------                -------
   Income from continuing operations before
     taxes                                                                      27             398                    120
      Provision for income taxes                                               318            (157)(a),(f)             41
                                                                            ------          -------                ------
   (Loss) income from continuing operations                                  $(291)         $  555                 $   79
                                                                             ======         ======                 ======

                                                                                     Year Ended December 31,1993
                                                                  ----------------------------------------------------------
                                                                                          Pro Forma
                                                                                         Adjustments
                                                                                        -------------
 Revenues                                                                                  Current
                                                                                         Transaction            Total
                                                                                         -----------            -----
   Market making and principal transactions                                                                     $1,644
   Commissions                                                                                                     488
   Investment banking                                                                                              802
   Interest and dividends                                                                                        5,679
   Other                                                                                                            79
                                                                                              ------           -------
      Total Revenues                                                                                             8,692
   Interest Expense                                                                              (42)(e)         5,203
                                                                                              ------            ------
      Net Revenues                                                                                42             3,489
                                                                                              ------            ------
 Non-interest Expenses
   Compensation and benefits                                                                                     1,825
   Communications                                                                                                  188
   Occupancy and equipment                                                                                         147
   Professional services                                                                                           161
   Advertising and market development                                                                              127
   Depreciation and amortization                                                                                   113
   Brokerage, commissions and clearance fees                                                                       172
   Other                                                                                                           137
   Loss on sale of SLBD
   Reserves for non-core businesses                                                                                 32
                                                                                             ------            -------
      Total non-interest Expenses                                                                                2,902
                                                                                             ------            -------
   Income from continuing operations before
     taxes                                                                                       42                587
      Provision for income taxes                                                                 17(f)             219
                                                                                             ------             ------
   (Loss) income from continuing operations                                                  $   25             $  368
                                                                                             ======             ======

LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
HISTORICAL AND PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS

For the Year Ended December 31, 1993

         Since The Boston Company, Inc. ("Boston") is reported as a discontinued operation in the Company's financial statements, its results are not reflected in the Company's 1993 results from continuing operations. The historical loss of $291 million from continuing operations before cumulative effect of changes in accounting principles represents: (i) income from the continuing core businesses of the Company of $376 million; (ii) the net income of SLBD of $63 million; (iii) the net loss on the sale of SLBD of $630 million; and (iv) the net reserve for non- core businesses of $100 million of which $21 million of such reserve is related to certain non-core partnership syndication activities in which the Company is no longer actively engaged. The pro forma adjustments to the statement of operations give effect to the items described below:

         a) Adjustment reflects the elimination of revenues and expenses of certain of the Company's retail and asset management businesses, as well as certain other assets related to such businesses ("SLBD") and the loss on the sale of such assets (the "Primerica
             Transaction").    Also eliminated is the income tax expense of
             $149 million related to these items.


         b) Adjustment reflects the elimination of revenues and expenses of SLHMC.


         c) Adjustment to reserves for non-core businesses reflects the elimination of the reserves related to the sale of SLHMC. Also eliminated is the income tax benefit of $41 million related to these items. Adjustments have not been made for reserves taken in the first quarter of 1993 related to certain non-core partnership syndication activities in which the Company is no longer actively engaged.


         d) Adjustment reflects reduced interest expense of approximately $52 million resulting from the utilization of cash proceeds (from the sales of Boston, SLBD and SLHMC) to reduce the Company's short-term debt and term notes, offset by interest expense of $72 million allocated to SLBD and SLHMC for the carrying costs of buildings, improvements and equipment and certain acquisition related debt, which is not directly eliminated by the Primerica Transaction or the sale of SLHMC other than through the utilization of available sales proceeds.


         e) Adjustment reflects reduced interest expense of approximately $42 million resulting from the utilization of the cash received of $1,090 million as capital infusion from American Express and the $100 million raised through the proposed sale of Common Stock to the Company's employees.


         f)  Adjustments (d) and (e) are tax effected at a rate of 40%.

LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
HISTORICAL AND PRO FORMA STATEMENTS OF OPERATIONS ADJUSTMENTS

         In recognition of its capital infusion, American Express will receive 50% of any of the Company's net income in excess of $400 million per year, with a cap of $50 million per year for each of the next eight years. This threshold would not have been achieved in 1993. In addition, American Express will receive certain contingent revenue and earnings related participations due to the Company from Travelers Corporation (previously Primerica Corporation) for a period of three and five years, respectively, in connection with the sale of SLBD.

         On the effective date of the Current Transaction the Company will no longer be included in the consolidated U.S. income tax return of American Express. The Company does not anticipate any significant adverse tax consequences as a result of a completion of the Current Transaction.